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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 7, 2003

                              HANOVER DIRECT, INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                     1-08056
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                            (COMMISSION FILE NUMBER)

          DELAWARE                                        13-0853260
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(STATE OR OTHER JURISDICTION                           (I.R.S. EMPLOYER
      OF INCORPORATION)                             IDENTIFICATION NUMBER)

      115 RIVER ROAD
   EDGEWATER, NEW JERSEY                                     07020
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   (ADDRESS OF PRINCIPAL                                  (ZIP CODE)
    EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (201) 863-7300

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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND
EXHIBITS.

(c) Exhibits

Exhibit 99.1 Press Release, dated August 7, 2003, announcing operating results for the 13-weeks and the 26-weeks ended June 28, 2003.

ITEM 9.           REGULATION FD DISCLOSURE

On August 7, 2003, Hanover Direct, Inc. (the "Company") issued a press release announcing operating results for the 13-weeks and the 26-weeks ended June 28, 2003. A copy of such press release is furnished as an exhibit to this Form 8-K.

ITEM 12.          RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 7, 2003, the Company issued a press release announcing operating results for the 13-weeks and the 26-weeks ended June 28, 2003. A copy of such press release is furnished as an exhibit to this Form 8-K.

The press release contains an EBITDA Comparison Schedule for the 13-weeks and the 26-weeks ended June 28, 2003 and June 29, 2002 (adjusted to add back stock option expense), which reflects the view utilized by Company management to monitor the business. Management believes that Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) (adjusted to add back stock option expense) offers a useful tool in addition to traditional GAAP tools to measure operational cash flow. Management utilizes comparative EBITDA to evaluate the Company's performance independent of other factors.

The Company's revolving credit agreement (the "Agreement") with Congress Financial Corporation contains an EBITDA covenant, which stipulates that EBITDA as of June 28, 2003 must be at least $4.0 million. Actual EBITDA, based on the calculations contained in the Agreement, as of that date was approximately $6.1 million, indicating the Company's compliance with the covenant. The Agreement is the primary source of financing for the Company and compliance with its terms and provisions is critical to the maintenance of adequate liquidity.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HANOVER DIRECT, INC.
                                            (Registrant)

August 7, 2003                          By:        /s/ Edward M. Lambert
                                        ----------------------------------------
                                        Name:  Edward M. Lambert
                                        Title: Executive Vice President and
                                               Chief Financial Officer